Supplement dated May 1, 2007 to the

Pacific Life Funds Statement of Additional Information dated July 1, 2006, as Amended and Restated January 1, 2007

      This supplement revises the Pacific Life Funds Statement of Additional Information dated July 1, 2006, as amended and restated January 1, 2007, as supplemented (“SAI”) and must be preceded or accompanied by the Pacific Life Funds’ SAI. The changes in this supplement are effective May 1, 2007. Remember to review the SAI for other important information.

      References to Pacific Life Insurance Company (“Pacific Life”) as investment adviser are replaced with Pacific Life Fund Advisors LLC (“PLFA”). Pacific Life remains the administrator to Pacific Life Funds.

In the ORGANIZATON AND MANAGEMENT OF PACIFIC LIFE FUNDS section, the below sub-sections are amended as follows:

      In the Investment Adviser sub-section, the first paragraph is replaced with the following:

      Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment adviser to Pacific Life Funds pursuant to a transfer agreement dated May 1, 2007, which transferred the Investment Advisory Agreement dated June 13, 2001, as amended (“Advisory Agreement”), between Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Funds, from Pacific Life to PLFA, a Delaware limited liability company and a wholly-owned subsidiary of Pacific Life. PLFA is located at 700 Newport Center Drive, Newport Beach, California 92660.

      In the Investment Adviser sub-section, the ninth paragraph is replaced with the following:

      To help limit fund expenses, PLFA has contractually agreed to reduce its fees or otherwise reimburse each fund for its operating expenses (including organizational expenses, but not including: any advisory fees, distribution and service (12b-1) fees; non 12b-1 service fees; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each fund’s business) that exceed an annual rate based on a percentage of a fund’s average daily net assets. To the extent that the expense cap for a fund is lower than the administrative services fee of 0.35%, Pacific Life, as administrator, shall waive or reduce its fee to the level of the expense cap. The expense cap is 0.00% for the Portfolio Optimization Funds and 0.30% for the underlying funds through 6/30/08. Such reduction or reimbursement is subject to repayment to PLFA and/or Pacific Life, for a period of 3 years from the end of the fiscal year in which the reduction or reimbursement took place (the recoupment period may be adjusted prospectively upon supplement or revision to this prospectus), to the extent such expenses fall below the expense cap. Any amounts repaid to PLFA and/or Pacific Life will have the effect of increasing such expenses of the fund but not above the expense cap. There is no guarantee that PLFA and/or Pacific Life will continue to cap expenses after 6/30/08. If they do not, the Portfolio Optimization Funds would bear the sum of the total annual operating expenses applicable to such funds and the total annual operating expenses attributable to the underlying funds in which their Portfolio Optimization Fund invests, and each underlying fund would incur the total annual operating expenses applicable to that underlying fund.

      In the Fund Management Agreements sub-section, the information relating to fee schedules for Pacific Investment Management Company LLC (“PIMCO”) for the PL Managed Bond Fund and PL Inflation Managed Fund is replaced with the following:

      For the services provided, the Adviser pays a monthly fee to PIMCO of 0.25% based on an annual percentage of the average daily net assets of the PL Managed Bond Fund.

      Effective May 1, 2007, for the services provided, the Adviser pays a monthly fee to PIMCO based on an annual percentage of the average daily net assets of the PL Inflation Managed Fund according to the following schedule:

PL Inflation Managed Fund

Rate (%)	Break Point (assets)

0.25%	On the first $1 billion
0.20%	On the excess

      When determining the breakpoint rate, the combined average daily net assets of the PL Inflation Managed Fund and the Inflation Managed Portfolio of Pacific Select Fund are aggregated.

      For the services provided for the period December 31, 2002 through April 30, 2007, a monthly fee of 0.25% was paid to PIMCO based on an annual percentage of the average daily net assets of the PL Inflation Managed Fund.

In the APPENDICES section, the following replaces APPENDIX L for Pacific Life Insurance Company.

APPENDIX L

Pacific Life Fund Advisors LLC (“PLFA”)

Summary:

      The purpose of these procedures is to describe how Pacific Life Fund Advisors LLC (“PLFA”), as per its fiduciary obligation, follows adopted policies and procedures that are reasonably designed to ensure that the company votes proxies in the best interest of its clients, to disclose information about those policies and procedures, and to disclose how its clients may obtain information on how the adviser has voted their proxies.

Policies and Procedures:

      PLFA has implemented Proxy Voting Policies and Procedures (“Policies”) that are designed to reasonably ensure that PLFA votes proxies prudently and in the best interest of its advisory clients for whom PLFA has voting authority. The Policies address, among other things, conflicts of interest that may arise between PLFA’s interest and its clients’ interest. PLFA will take steps to identify the existence of any material conflicts of interest relating to the securities to be voted. Conflicts based on business relationships or dealings with affiliates of PLFA will only be considered to the extent that PLFA has actual knowledge of such business relationships.

      Given the nature of the funds managed, PLFA does not typically invest in equity securities, and therefore the volume of proxies is relatively low. All custodian banks are notified of their responsibility to forward to PLFA all proxy materials. When proxy materials are received, Investment Management Division (“IMD”) Operations/ Compliance verifies that materials for all holdings from each custodian bank are also received. Furthermore, if an Analyst becomes aware of an upcoming proxy vote, IMD Operations/ Compliance follows up with the Custodians to ensure that materials are received. If an expected proxy is not received by the voting deadline, PLFA will direct the Custodian to vote in accordance with PLFA’s instructions.

      PLFA’s process in dealing with proxy issues is both thorough and reasonable, and is geared to promote maximum long-term shareholder value. PLFA Analysts review all proxies that are received on an individual basis, weighing PLFA’s knowledge about a company, its current management, and the management’s past performance records against the merits of each proxy issue.

      Proxy proposals generally fall into one of the three following categories: routine matters, social issues, and business proposals. Routine proxy proposals, amendments, or resolutions are defined as those, which do not change the structure, by-laws, or operations of the corporation. With regards to routine matters, PLFA has determined to vote with management on routine matters and will generally vote for the proposals that are reflective of reasonable and equitable corporate standards. Social issues appear in proxy proposals that attempt to deal with activities of social conscience. Shareholders’ groups sometimes submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent. As a fiduciary, PLFA must serve exclusively the financial interests of the account beneficiaries. PLFA will seek to determine the business benefits of corporate actions as well as the social costs of such actions. PLFA will support management in areas where acceptable efforts are made on behalf of special interest of social conscience, which are not detrimental to its clients. PLFA believes the burden of social responsibility rests with management. Business proposals are resolutions that change the status of the corporation, its individual securities, or the ownership status of those securities. PLFA will vote in favor of business proposals as long as the client position or value is either preserved or enhanced.

      PLFA generally votes with the recommendations of a company’s Board of Directors on standard or noncontroversial items, unless otherwise warranted following a review of the issues involved. All proxies are sent to the appropriate PLFA Analyst for review and recommendation based on his or her knowledge of the company. Analyst recommendations to vote with management on certain items are voted accordingly, and all other recommendations and issues are reviewed by the Chief Investment Officer (“CIO”). PLFA tailors its review and voting of proxies based on the domicile of the company, the nature of the clients holding the security, and the positions held.

      When a material conflict of interest exists, PLFA will choose among the following options to eliminate such conflict: (1) vote in accordance with the Policies if doing so involves little or no discretion; (2) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (3) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (4) if agreed upon in writing with the client, forward the proxies to the affected client and allow the client to vote the proxies. It is not expected that voting securities will be held in the Money Market Fund.

      For mutual funds, proxy filing information is reported to the SEC via the annual Form N-PX. PLFA Compliance collects proxy-voting information for purposes of filing Form N-PX on an annual basis. All records regarding these filings are kept by PLFA Compliance in accordance with applicable retention requirements. A record of each decision is maintained by IMD Operations/ Compliance for at least two years. All analyst memoranda dealing with issues and recommendations are retained in accordance with applicable records retention requirements.

Oversight Controls:

      Proxy processing is the responsibility of IMD Operations/ Compliance. Any vote not clearly within the guidelines stated above is reviewed by the Assistant Vice President (“AVP”), IMD Operations/ Compliance. Votes determined to be outside the guidelines shall be approved by the CIO. If PLFA owns a security in more than one fund and the analyst’s response differs between funds, the AVP, IMD Operations/ Compliance will be notified. Such votes shall be discussed with and approved by the CIO. Each month the AVP, IMD Operations/ Compliance reviews all votes to ensure that the appropriate determination regarding compliance with the guidelines was made.

Escalation:

      Votes not covered by the above-stated guidelines and contested situations are approved by the CIO. Any errors will be addressed with the CIO. Any material violations of the procedures with respect to a material conflict of interest shall be brought to the attention of the Chief Compliance Officer (“CCO”).

Form No. PLFSAI507

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